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                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                April 29, 1999


                        HERITAGE FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         WASHINGTON                  0-29480              91-1857900
----------------------------       ------------       ------------------
(State or other jurisdiction       (Commission          IRS Employer
     of incorporation)             File Number)       Identification No.


         205 Fifth Avenue S.W.
             Olympia WA                                98501
   -----------------------------------------        ------------
   (Address of principal executive officers:         (Zip Code)


       Registrant's telephone number, including area code: (360) 943-1500
                                                           --------------
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ITEM 5  OTHER EVENTS

On April 29, 1999, Heritage Financial Corporation ("Heritage") completed its previously announced open market share repurchase that began on April 27, 1999. Heritage purchased 100,000 shares through block purchases. The news release regarding the completion of the repurchase is attached to this filing.


ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements  not applicable

     (b)  Pro forma financial information  not applicable

     (c)  Exhibits:

          99  News Release issued by Heritage, dated April 30, 1999



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 6, 1999

                                        HERITAGE FINANCIAL CORPORATION


                                        By:  /s/ Donald V. Rhodes
                                             --------------------
                                             Donald V. Rhodes
                                             Chairman, President and
                                             Chief Executive Officer